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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 August 5, 2004
                                 --------------


                              AFC Enterprises, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


    Minnesota                    000-32369                     58-2016606
-----------------              -------------             ----------------------
 (State or other                (Commission                   (IRS Employer
  jurisdiction                  File Number)             Identification Number)
of incorporation)



Six Concourse Parkway, Suite 1700, Atlanta, Georgia             30328-5352
---------------------------------------------------             ----------
    (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (770) 391-9500



                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Required FD Disclosure.

         On August 5, 2004, AFC Enterprises, Inc. (the "Company") announced that it had been informed by the NASDAQ Listing Qualifications Panel that its common stock will begin trading again on the NASDAQ National Market on Monday, August 9, 2004, under the trading symbol AFCE.

           A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1        Press Release dated August 5, 2004.





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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AFC ENTERPRISES, INC.



Date:  August 5, 2004                            By:  /s/  Frank J. Belatti
                                                    ----------------------------
                                                       Frank J. Belatti
                                                       Chairman of the Board and
                                                       Chief Executive Officer



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                                  EXHIBIT INDEX


         99.1        Press Release dated August 5, 2004.